Exhibit 10.53

SUPPLEMENT NO. 1 dated as of December 31, 2012 (this “Supplement”), to the Pledge and Security Agreement dated as of May 9, 2012 among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE INC. (the “Company”), the Subsidiary Guarantors and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent for the Secured Parties.

A. Reference is made to the Indenture dated as of May 9, 2012 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, Holdings, the Subsidiary Guarantors and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee and as Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Security Agreement referred to therein, as applicable.

C. Section 7.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Company may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Security Agreement.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Law and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement, the Security Agreement or the Indenture shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Signatures on following page]

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

TVL COMMON, INC.

By:	/s/ Jeffrey M. Dalton
Name:	Jeffrey M. Dalton
Title:	Assistant Corporate Secretary

Jurisdiction of Formation: Delaware Address of Chief Executive Office: HDQ Campus – Bldg. A 3150 Sabre Drive Southlake, TX 76092

[Signature Page to Supplement No.1 to the Security Agreement (Indenture)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Patrick T. Giordano
Name:	Patrick T. Giordano
Title:	Vice President

[Signature Page to Supplement No.1 to the Security Agreement (Indenture)]

SCHEDULE I

TO SUPPLEMENT NO. 1 TO THE

PLEDGE AND SECURITY AGREEMENT

PLEDGED EQUITY

Issuer	Interest Issued	Pledgor	Pledgor Percentage Ownership	Amount Pledged
Travelocity.com LLC	100% Common Units	TVL Common, Inc.	95%[1]	95%

PLEDGED DEBT

I.	A global note evidencing intercompany debt owed by a Grantor to a Grantor.

II.	A global note evidencing intercompany debt owed by a Non-Loan Party to a Grantor.

[1]	The remaining 5% of Common Units issued by Travelocity.com LLC is owned by Travelocity Holdings, Inc. and already subject to a security interest in favor of the Trustee.